Mattersight Q4 2014 February 11, 2015 Exhibit 99.2 Earnings Webinar

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2015 Mattersight Corporation
Safe Harbor Language
During today’s call we will be making both historical and forward-
looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended
December 31, 2014, our quarterly reports on Form 10-Q, as well as our earnings press release issued earlier today.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements in this call.
Also, be advised that this call is being recorded and is
copyrighted by Mattersight Corporation.

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Discussion Topics
•
Q4 Highlights
•
CFO Transition
•
2014 in Review
•
Key Operating Trends
•
Pipeline Discussion
•
Near Term Focus Areas
•
New CMO Introduction
•
2015 Guidance
•
Q&A

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Record Q4…the Highlights
•
Bookings and Book of Business
Q4 ACV bookings were $7.0M
2014 ACV bookings were $17.4M, up 46% year/year
Q4 annualized Book of Business was a record of $42.8M, up 46% year/year
•
Revenue Growth/Revenues in Deployment
Q4 revenues were $8.3M, up 8% sequentially
Q4 subscription revenues were $7.2M, up 11% sequentially
Q4 quarterly revenues in deployment were a record $2.4M, up 281% year/year
•
Pilot Activity
Closed 22 new pilots in Q4 adding an estimated $8.3M in pilot follow-on ACV
Converted 3 pilots in Q4, which contributed $2.8M to our Q4 ACV bookings
Q4 ending pilots were a record 91, up 69% year/year
•
Strong Routing Progress
Q4 routing seats sold to date were up ~110% sequentially and up ~800% year/year
Ending follow-on seats in appliance pilots were up ~75% year/year
•
Best in Class SaaS Metrics
Q4 gross margins were 70%
Subscription revenue retention was 97% for 2014
Net year/year existing account growth was 12% for 2014
•
Added Senior Sales and Marketing Talent
Jon Walheim joined as EVP of Strategic Business Development
Jason Wesbecher returned to Mattersight as EVP and Chief Marketing Officer
Ryan Swanger returned to Mattersight as Senior Vice President of Enterprise Sales

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CFO Transition
•
Mark Iserloth will be leaving after we file our 10-K in March
•
David Gustafson, our EVP of Product and Customer
Operations, will take on the role of interim CFO
•
We are very confident in David as he has a very deep
knowledge of our business operations and operating metrics
•
Korn Ferry has been retained to help us hire a new CFO; we
expect this search will take 3-6 months to complete

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2014 in Review
Measurement
2013
Total
IACV Total Bookings $11.9M $17.4M 46%
IACV New Accounts $0.8M $4.6M 463%
Annualized Book of Business $29.3M $42.8M 46%
% Recurring Revs 82% 86% 400 bps
Subscription Retention % 97% 97% 50 bps
Year/Year Net Account Growth $0.99 $1.12 $0.13
Gross Margin 69% 69% 50 bps
Active Pilots 54 91 69%

2014
Total
2014
Change

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Bookings Trends

4Q Year/Year Change
98% 55% 6% 85% 46%
Rolling 4 Quarter ACV ($M)
(32%) 76% 33% (58%) 463%
Rolling 4 Quarter New Customer ACV ($M)
4Q Year/Year Change
5.0
10.0
15.0
20.0
Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14
11.9
12.9
13.0
12.5
17.4
-
2.5
5.0
7.5
Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14
0.8
1.1
1.9
2.1
4.6
-

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Book of Business Trends

Annualized Book of Business ($M)
% Year/Year Change
7% 16% 19% 46%
32.1
35.2
37.9
42.8
0
5

Q1 '14 Q2 '14 Q3 '14 Q4 '14
Revenue in
Deployment
Revenue

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SaaS Metrics Trends
Measurement Q1 Q2 Q3 Q4
2014
Total
2014
Change
% Recurring Revs 87% 86% 85% 88% 86% 400 bps
Subscription Retention
%
97% 97% 98% 97% 97% 50 bps
Year/Year Net Account
Growth
$1.03 $1.15 $1.07 $1.23 $1.12 $0.13
Gross Margin 68% 69% 69% 70% 69% 50 bps

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Pipeline Discussion
•
Pipeline Overview
Overall pipeline continues to grow strongly
Pilot pipeline is up ~70% year/year
Routing-led new accounts are expanding much faster than BA-led accounts
Other new opportunities are being driven by our broad and expanding product set
•
Timing and Variability
A number of the deals are substantial in size (>$1.5M in ACV) and are with large, complex organizations
While we are generally very pleased with the progress of these deals, forecasting the exact timing of their closing remains difficult and could create lumpy bookings results

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Near Term Focus Areas
•
Deploy current contracts
•
Drive significant operating gross margin leverage with new
revenues
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Harvest current pipeline
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Reduce deployment times for routing deals
•
Continue to build sales and marketing engine

jive

my docket

SIEBEL

TIBCO

Wharton
University of Pennsylvania

Mattersight | SEE WHAT MATTERS

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VP Strategic Accounts
& Emerging Markets
Helped Jive Software
through IPO, leading 3
groups:
CEO and Founder
Founded Docket, a sales
enablement software
company, and raised $4M
from Austin Ventures & First
Round Capital
Keynotes +
blogging +
sales & marketing contributor to Entrepreneur & Huffington Post
Thought Leadership + Social Presence
Jason Wesbecher Introduction
Previous Experience
• Strategic Accounts
• Federal
• LATAM

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…here’s why I’m back…
•
Product – routing is a superior access point into accounts
Behavioral change is hard!
•
Opportunity – it’s huge, differentiated, and defensible
Supercharge routing, then bring personality-based apps to the masses
•
Team – ready to scale
A strong team with the right set of experiences

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…and my initial focus
•
Inbound marketing engine – build an authoritative voice that drives inbound interest
•
Sales enablement – help scale & accelerate sales progress
through content, tools & training
•
Customer engagement – create a vibrant community of fans
•
Brand – drive awareness in the marketplace for our unique
offerings

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2015 Guidance
•
Subscription Revenues are currently expected to grow 30%-
40%
25%-35% in Q1/Q2
35%-45% in Q3/Q4
•
Total Revenues are currently expected to grow 30%-35%
25%-30% in Q1/Q2
30%-40% in Q3/Q4
•
Book of Business is currently expected to grow 25%-35%
•
Other SaaS Metrics
Gross margins are expected to be 71% to 72%
Subscription retention rates are expected to be 93% to 97%
Subscription revenues as a percentage of total revenues are
expected to be 88% to 90%

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In Conclusion
•
The opportunity is enormous
•
Our products are disruptive
•
Our position is defensible
•
We are executing with large clients
•
Our momentum is accelerating

Confidential & Restricted © 2015 Mattersight Corporation Thank You • Kelly Conway 847.582.7200 • David Gustafson 847.582.7016 17 kelly.conway@mattersight.com david.gustafson@mattersight.com